Business combinations	6 Months Ended
Dec. 31, 2025
Disclosure of detailed information about business combination [abstract]
Business combinations	Business combinations
On July 1, 2025, the Group acquired Class35 Limited, a UK based technology consultancy company (“Class35”). Class35 collaborates at the most senior levels within clients in shaping and validating digital products and services to conquer business problems and opportunities, with emphasis on customers and growth. Class35 boosts Endava's ideation capabilities, adding talented people and several active client relationships within financial services, retail, energy, and other sectors.
The consideration comprised £3.3 million in cash, £0.6 million in equity consideration and £0.1m in deferred consideration. The net assets acquired amounted to £1.4 million, including identifiable intangible assets of £0.3 million related to client relationships. This resulted in goodwill recognised of £2.3 million.